Exhibit 99.1
NEWS RELEASE

Qnity Provides Update and Estimated Third Quarter 2025 Results, Following Independent Listing on NYSE
▪3Q'25 Net Sales1 up 11% from prior period 2024; estimated GAAP net income2 of $220M
▪3Q'25 Estimated Adjusted Pro Forma Operating EBITDA4 up ~6% and margin5 of ~29%
▪Raising 2025 Estimated Net Sales1 to ~$4.7B; Reaffirming 2025 Estimated Adjusted Pro Forma Operating EBITDA4 of ~$1.4B and margin5 of ~30%
▪Completed spin Nov. 1 and commenced regular-way trading Nov. 3
▪Joined the S&P 500; GICS code of Information Technology

WILMINGTON, DEL., Nov. 6, 2025 – Qnity Electronics, Inc. (“Qnity”) (NYSE: Q), a premier technology solutions leader across the semiconductor value chain, reported estimated third quarter results, following its spin-off from DuPont de Nemours, Inc. (“DuPont”).
Qnity plays a critical role in the semiconductor value chain and is uniquely positioned to collaborate with leading global technology players to solve challenges across the industry. As an integrated end-to-end solutions provider, Qnity delivers products from chip fabrication and advanced packaging to high-end printed circuit boards, assembly and display solutions.
“This week we successfully launched Qnity as an independent, pure-play company focused on making tomorrow’s technologies possible,” said Jon Kemp, Qnity’s Chief Executive Officer. “We have delivered six consecutive quarters of strong organic growth, reflecting the breadth of our portfolio and the power of our innovation partnerships with customers. Our performance reflects our position as a Partner of Choice with a broad range of offerings, deep application engineering expertise, and robust system integration capabilities.”
Overview of Third Quarter 2025 Results
Net sales1 of $1.3 billion increased 11% from the prior year period. Growth was driven by increased AI demand across advanced nodes, advanced packaging, and thermal management solutions.
Estimated GAAP Net Income2 of approximately $220 million and Pro Forma and Management Adjusted Net Income3 of $155 million increased 6% and 16%, respectively, from the prior year period. Higher volumes were partially offset by unfavorable mix and currency as well as selective growth investments.
Estimated Adjusted Pro Forma Operating EBITDA4 was up approximately 6% from the prior year period with margin5 of approximately 29%. Higher volumes were partially offset by unfavorable mix and currency as well as selective growth investments.

	Three Months Ended September 30
	2024A	2025E	Change
Net Sales[1]	$1.1B	$1.3B	11%
Estimated GAAP Net Income[2]	$207M	~$220M	~6%
Pro Forma and Management Adjusted Net Income[3]	$134M	~$155M	~16%
Adjusted Pro Forma Operating EBITDA[4]	$348M	~$370M	~6%
Adjusted Pro Forma Operating EBITDA Margin[5]	30%	~29%
“We have a clear strategic path, operating model and capital allocation plan to deliver above-market growth and strong profitability,” commented Matt Harbaugh, Qnity’s Chief Financial Officer. “Our strong third quarter estimated results are a testament to the team’s continued focus on execution, driving consistent performance throughout the spin process.”

2025 Pro Forma Financial Estimates
The Company is raising its estimated Net Sales1 for 2025 from ~$4.6B to ~$4.7B and reaffirming the estimated Adjusted Pro Forma Operating EBITDA4 of ~$1.4B and margin5 of ~30%. Qnity continues to benefit from demand linked to AI adoption and more transitions to advanced nodes and architectures. These trends are driving an increase in content for Qnity’s highest-value products.

	2024A	2025E
Net Sales[1]	$4.3B	~$4.7B
Estimated GAAP Net Income[2]	$724M	~$800M
Pro Forma and Management Adjusted Net Income[3]	$432M	~$540M
Adjusted Pro Forma Operating EBITDA[4]	~$1.25B	~$1.4B
Adjusted Pro Forma Operating EBITDA Margin[5]	~29%	~30%
These pro forma financial estimates include information that does not conform to accounting principles generally accepted (US GAAP) and are considered non-GAAP measures. The non-GAAP measures presented are derived from the financial statements included in the Qnity registration statement on Form 10 on file with the Securities and Exchange Commissions and are not necessarily indicative of the future possible key performance indicators or non-GAAP measures of Qnity. Qnity believes these non-GAAP financial measures are useful to investors because they provide additional information related to the performance of Qnity on an as managed by DuPont basis.
1.Net Sales for 2024 have been derived from our historical combined financial statements, which were prepared on a carve-out basis as we did not operate as a stand-alone entity in 2024. The estimated 2025 financial information and metrics presented have been voluntarily provided and reflect Qnity on a projected standalone basis.
2.Net Income for 2024 has been derived from our historical combined financial statements, which were prepared on a carve-out basis as we did not operate as a stand-alone entity in 2024. The estimated 2025 financial information and metrics presented have been voluntarily provided and reflect Qnity on a projected standalone basis.
3.Pro Forma and Management Adjusted Net Income is Net income for 2024, has been derived from our historical combined financial statements and prepared on a carve-out basis as we did not operate as a stand-alone entity in 2024, adjusted for Pro Forma and Management Adjustments. The estimated 2025 financial information and metrics presented have been voluntarily provided and reflect Qnity on a projected standalone basis.
4.Adjusted Pro Forma Operating EBITDA is a non-GAAP financial measure and is defined as Pro Forma earnings (i.e., " Pro Forma Income before income taxes") before Pro Forma adjustments related to interest, depreciation, amortization, non-operating pension / OPEB benefits / charges, foreign exchange gains / losses, indirect legacy costs, and adjusted for significant items. Reflects the recurring stand-alone public company costs of ~$96 million expected to be incurred annually following spin-off. This calculation is derived from the FY25 estimated DuPont Electronics Segment EBITDA of approximately $1.51 billion, adjusted for recurring stand-alone public company costs of ~$96 million and a net ~$25 million of other carve related and proforma related adjustments, resulting in a Qnity 2025 estimated Adjusted Pro Forma Operating EBITDA of approximately $1.4 billion.
5.Adjusted Pro Forma Operating EBITDA Margin is defined as Pro Forma Adjusted Operating EBITDA divided by Net Sales.

Filing Third Quarter 2025 Quarterly Report on Form 10-Q and Supplemental Information
The company will provide detailed reconciliations between the results for the third quarter as a business segment within DuPont, bridging to Pro Forma Adjusted Operating EBITDA4 and other financial metrics for Qnity at the time of the Quarterly Report on Form 10-Q filing in a few weeks. Additionally, we will provide such supplemental information here: Supplemental Information :: Qnity Electronics, Inc. (Q)
Conference Call and Webcast Information
Qnity will hold an update call and review of these results on Thursday, November 6, 2025, at 4:30 p.m. ET. Investors can join the conference call via telephone by dialing (800) 343-5172 (domestic) or +1 (203) 518-9856 (international) and use the participant code QNITY. An audio-only live webcast and presentation materials, and replay will also be made available at Events :: Qnity Electronics, Inc.
About Qnity
Qnity is a premier technology provider across the semiconductor value chain, empowering AI, high performance computing, and advanced connectivity. From groundbreaking solutions for semiconductor chip manufacturing, to enabling high-speed transmission within complex electronic systems, our high-performance materials and integration expertise make tomorrow’s technologies possible. More information about the company, its businesses and solutions can be found at www.qnityelectronics.com.
Qnity™, the Qnity Node Logo, and all products, unless otherwise noted, denoted with TM or ® are trademarks, trade names or registered trademarks of affiliates of Qnity Electronics, Inc.

Investor Contact
Nahla Azmy
nahla.azmy@qnityelectronics.com
Media Contact
Ashley Boucher
ashley.boucher@qnityelectronics.com
Cautionary Statement Regarding Estimates and Forward-Looking Statements
The preliminary financial results presented herein are estimates and subject to the completion of Qnity’s financial closing and other procedures and finalization of Qnity’s consolidated financial statements for its quarter ended September 30, 2025, and subsequent events may occur that require adjustments to these results. These preliminary financial results have not been reviewed by Qnity’s independent auditors. Accordingly, actual financial and operating results that will be reflected in Qnity’s Quarterly Report on Form 10-Q for the three months ended September 30, 2025, including in its financial statements, may differ materially from these preliminary results. In addition, any statements regarding Qnity’s estimated financial results for the quarterly period ended September 30, 2025, included herein do not present all information necessary for an understanding of the Company's financial condition and results of operations as of and for the quarterly period ended September 30, 2025. Moreover, this preliminary information for the quarterly period ended September 30, 2025, is not necessarily indicative of results that may be achieved for any future period.
In addition, this release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements use words such as "plans", "expects", "will", "would", "anticipates", "believes", "intends", "seeks", "projects", "efforts", "estimates", "potential", "continue", "intend", "may", "could", "should" and similar expressions, among others, as well as other words or expressions referencing future events, conditions or circumstances. Statements that describe or relate to Qnity's business plans or prospects, goals, intentions, strategies, future operating or financial performance, outlook, Qnity's expectations regarding the Spin-Off, timing and likelihood of success, including without limitation statements regarding Qnity’s strategic path, operating model and capital allocation plan to deliver above-market growth and strong profitability and statements that do not relate to historical or current fact, are examples of forward-looking statements. Forward-looking statements are based on our current beliefs, expectations and assumptions, which may not prove to be accurate, and involve a number of known and unknown risks and uncertainties, many of which are out of Qnity's control. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements. Additional information concerning risks and uncertainties can be found in Qnity's filings with the U.S. Securities and Exchange Commission (the “SEC”), including Qnity's registration statement on Form 10 and current reports on Form 8-K and future filings with the SEC. Any forward-looking statement speaks only as of the date on which it is made. Qnity does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Measures

QTD Adjusted Operating EBITDA – Carve Out & Pro Forma Operating EBITDA (in millions)	Carve-Out 2024 & Estimated 2025 Results		Adjusted Pro Forma Carve-Out 2024 & Estimated 2025 Results
	QTD Q3 2024	~ QTD Q3 2025E *	QTD Q3 2024	~ QTD Q3 2025E *
Carve Out Net Sales[1]	$1,147	$1,275	$1,147	$1,275
Semiconductor Technologies Segment	639	692	639	692
Interconnect Solutions Segment	508	583	508	583

Carve Out Net Income (GAAP) / Pro Forma Adj.	$207	$220	$149	$170
Management Adjustments[7]			(15)	(15)
Pro Forma & Management Adj. Net Income			$134	$155

Provision for Income Taxes	43	50	39	50
Depreciation and Amortization	102	95	102	95
Interest Expense[5]	—	15	63	65
Other Expenses/(Income)[6]	7	5	10	5

Adjusted Operating EBITDA2 / Adjusted Pro Forma Operating EBITDA[3]	$359	$385	$348	$370

Adjusted Operating EBITDA Margin4 / Adjusted Pro Forma Operating EBITDA Margin[4]	31%	30%	30%	29%

* QTD 3Q 2025E represents preliminary estimated results as of November 6, 2025. We will provide updated final Q3 2025 results at the time of our 3Q 2025 10-Q filing.

1.Net Sales has been derived from our historical combined financial statements, which were prepared on a carve-out basis as we did not operate as a stand-alone entity in 2024 or during the period ended September 30, 2025. The estimated financial information and metrics presented have been voluntarily provided and reflect Qnity on a projected standalone basis.
2.Carve-Out Adjusted Operating EBITDA is a non-GAAP financial measure and is defined as earnings (i.e., “Income before income taxes") before interest, depreciation, amortization, non-operating pension / OPEB benefits / charges, foreign exchange gains / losses, indirect legacy costs, and adjusted for significant items.
3.Adjusted Pro Forma Operating EBITDA is a non-GAAP financial measure and is defined as Pro Forma earnings (i.e., “ Pro Forma Income before income taxes") before Pro Forma adjustments related to interest, depreciation, amortization, non-operating pension / OPEB benefits / charges, foreign exchange gains / losses, indirect legacy costs, and adjusted for significant items. Includes the pro forma and management adjustments expected to be incurred annually following spin-off related to stand-alone public company costs.
4.Adjusted Operating EBITDA Margin is defined as Adjusted Operating EBITDA divided by Net Sales. Adjusted Pro Forma Operating EBITDA Margin is defined as Adjusted Pro Forma Operating EBITDA divided by Net Sales.
5.For the purpose of Q3 2025E preliminary results, we have included the full amount of interest expense in the pro forma results. A portion of this expense will be reflected in Q3 Carve results due to the issuance of the Senior Secured Notes and Senior Unsecured Notes in August 2025. We will provide updated final Q3 2025 results at the time of our 3Q 2025 10-Q filing.
6.Pro Forma Other Expenses includes litigation/environmental/legal costs, restructuring expense, and non-operating pension credit.
7.Reflects the management adjustment expected to be incurred following spin-off related to stand-alone public company costs. The adjustment is not reflected net of tax. This is incremental to corporate costs reflected in the Carve-Out Adjusted Operating EBITDA.

Non-GAAP Financial Measures

Full Year Adjusted Operating EBITDA – Carve Out & Pro Forma Operating EBITDA (in millions)	Carve-Out 2024 & Estimated 2025 Results		Adjusted Pro Forma Carve-Out 2024 & Estimated 2025 Results
	2024	~ 2025E *	2024	~ 2025E *
Carve Out Net Sales[1]	$4,335	$4,700	$4,335	$4,700
Semiconductor Technologies Segment	2,450	2,600	2,450	2,600
Interconnect Solutions Segment	1,885	2,100	1,885	2,100

Carve Out Net Income (GAAP) / Pro Forma Adj.	$724	$800	$492	$600
Management Adjustments[7]			(60)	(60)
Pro Forma & Management Adj. Net Income			$432	$540

Provision for Income Taxes	177	200	161	195
Depreciation and Amortization	394	380	394	380
Interest Expense[5]	—	45	252	250
Other Expenses/(Income)[6]	2	25	13	35

Adjusted Operating EBITDA2 / Adjusted Pro Forma Operating EBITDA[3]	$1,297	$1,450	$1,252	$1,400

Adjusted Operating EBITDA Margin4 / Adjusted Pro Forma Operating EBITDA Margin[4]	30%	30%	29%	30%
* 2025E represents estimated results as of November 6, 2025.

1.Net Sales has been derived from our historical combined financial statements, which were prepared on a carve-out basis as we did not operate as a stand-alone entity in 2024 or during the period ended September 30, 2025. The estimated forecast financial information and metrics presented have been voluntarily provided and reflect Qnity on a projected standalone basis.
2.Carve-Out Adjusted Operating EBITDA is a non-GAAP financial measure and is defined as earnings (i.e., “Income before income taxes") before interest, depreciation, amortization, non-operating pension / OPEB benefits / charges, foreign exchange gains / losses, indirect legacy costs, and adjusted for significant items.
3.Adjusted Pro Forma Operating EBITDA is a non-GAAP financial measure and is defined as Pro Forma earnings (i.e., “ Pro Forma Income before income taxes") before Pro Forma adjustments related to interest, depreciation, amortization, non-operating pension / OPEB benefits / charges, foreign exchange gains / losses, indirect legacy costs, and adjusted for significant items. Includes the pro forma and management adjustments expected to be incurred annually following spin-off related to stand-alone public company costs.
4.Adjusted Operating EBITDA Margin is defined as Adjusted Operating EBITDA divided by Net Sales. Adjusted Pro Forma Operating EBITDA Margin is defined as Adjusted Pro Forma Operating EBITDA divided by Net Sales.
5.For the purpose of 2025E full year estimated results, we have included the full amount of interest expense in the pro forma results. A portion of this expense will be reflected in Carve results due to the issuance of the Senior Secured Notes and Senior Unsecured Notes in August 2025 and the Senior Secured Term Loan Facility entered into at the time of spin. We will provide updated final Q3 2025 results at the time of our 3Q 2025 Quarterly Report on Form 10-Q filing.
6.Pro Forma Other Expenses includes litigation/environmental/legal costs, restructuring expense, and non-operating pension credit.
7.Reflects the management adjustment expected to be incurred following spin-off related to stand alone public company costs. The adjustment is not reflected net of tax. This is incremental to corporate costs reflected in the Carve-Out Adjusted Operating EBITDA.